                              AMENDED AND RESTATED NOTE

          THIS AMENDED AND RESTATED NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THIS NOTE IS SUBJECT TO CONDITIONS SPECIFIED IN ARTICLE X OF THE SECURITIES PURCHASE AGREEMENT DATED AS OF AUGUST 25, 1995, AS AMENDED, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THE NOTES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW NOTE NOT BEARING THIS LEGEND. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS NOTE TO THE SECRETARY OF THE ISSUER HEREOF.


                               MAGNAVISION CORPORATION
                               MAGNAVISION CORPORATION
                          MAGNAVISION WIRELESS CABLE, INC.
                              Senior Subordinated Note
                                Due February 26, 2001

          No. 1                                             June 3, 1996
          $2,000,000



                    This Amended and Restated Note (the "Note") hereby amends and restates in its entirety the Note, dated August 25, 1995, issued by MAGNAVISION CORPORATION, a New Jersey corporation (the "Company"), and MAGNAVISION CORPORATION, a Delaware corporation ("Holdings"), to KOCO CAPITAL COMPANY, L.P. pursuant to the Securities Purchase Agreement, dated August 25, 1995.

                    The Company, Holdings and Magnavision Wireless Cable, Inc., a Delaware corporation (the "New Subsidiary" and together with the Company and Holdings collectively, the "Obligors"), for value received, hereby promise to pay to KOCO Capital Company, L.P. (such payee and each subsequent holder from time to time of this Note being hereinafter called the "Holder"), or order, the principal amount of TWO MILLION UNITED STATES DOLLARS ($2,000,000), or the lesser amount thereof as may be outstanding from time to time hereunder, together with all interest accrued thereon from August 25, 1995 until February 26, 2001 (the "Maturity Date"). Interest shall accrue on the unpaid principal balance of this Note from time to time outstanding until paid in full (computed on the basis of a 360-day year of twelve 30-day months) from August 25, 1995 at the rate per annum of 12%, as set forth in the Securities Purchase Agreement, dated as of August 25, 1995, as amended by Amendment No. 1 to the Securities Purchase Agreement, dated the date hereof (the "Securities Purchase Agreement"), by and among the Company, Holdings, the New Subsidiary and IBJS Capital Corporation, IBJ Schroder Bank & Trust Company and KOCO Capital Company, L.P. Interest shall be payable to the Holder quarterly in arrears on each March 31, June 30, September 30 and December 31 commencing September 30, 1995.

                    Unless defined herein, all capitalized terms used in this Note which are defined in the Securities Purchase Agreement shall have the meanings assigned to them in the Securities Purchase Agreement.

                    Payments of principal, of premium, if any, and interest on this Note shall be made in immediately available funds by 1:00 p.m., New York City time, on the due date thereof at _________ _______________ Bank, _____________________________, New York,
          New York _____ for the account of ________________ account number _____________, ABA number ____________, or to such other place in the United States of America as the Holder hereof shall designate in writing to the Obligors in lawful money of the United States.

                    This Note is one of the duly authorized Senior Subordinated Notes issued by the Obligors on the date hereof in an aggregate original principal amount of up to $5,000,000 pursuant to and subject to the provisions of the Securities Purchase Agreement, and is entitled to the benefit of the Securities Purchase Agreement. Neither this reference to the Securities Purchase Agreement nor any provision thereof shall affect or impair the obligations of the Obligors to pay the principal of and interest on this Note as provided herein, which obligations are absolute, unconditional and not subject to defense, set-off or counterclaim.

                    This Note is subject to redemption at the option of the Obligors upon the terms and conditions and in the manner set forth in the Securities Purchase Agreement.

                    Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Securities Purchase Agreement or be placed in the hands of attorneys for collection, the Obligors agree to pay to the Holder, in addition to the principal, premium, if any, and interest due and payable hereon, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

                    In case an Event of Default shall occur and be continuing, this Note may be declared by the Holder due and immediately payable upon demand in the amount, in the manner and with the effect provided in the Securities Purchase Agreement.

                    The Obligors hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever, except any notice expressly required by the Securities Purchase Agreement. The failure of the Holder to exercise any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                    All borrowings evidenced by this Note pursuant to
          Section 2.2 of the Securities Purchase Agreement and all payments of the principal hereof and premium and interest hereon and the respective dates and maturity dates thereof and interest rates therefor shall be noted on the grid attached hereto, and each such notation shall be conclusive absent manifest error; provided, however, that the failure of the Holder to make such a notation or any error therein shall not affect the obligations of the Obligors to repay, in accordance with the terms of this Note and the Securities Purchase Agreement, the principal amount of this Note.

                    The obligations of the Obligors to the Holder under this Note are secured by first priority Security Interests in all of the Collateral as granted by the Company, University Connection, Inc., Magnavision Private Cable, Inc. and the New Subsidiary to the Collateral Agent for the benefit of the Holder pursuant to the Collateral Assignment dated as of the date hereof and the Company's pledge of the common stock of Magnavision

          Private Cable, Inc. and the common stock of the New Subsidiary now or hereafter owned by the Company and pledged to the Collateral Agent pursuant to the Pledge Agreements dated as of the date hereof. Such Security Interests in the Collateral are subject to subordination in part to the liens securing the indebtedness of the Company to a senior lender to the extent provided in the Securities Purchase Agreement.

                    This Note shall be construed in accordance with and governed by the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.

                    THE OBLIGORS WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, THE SECURITIES PURCHASE AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.

                    NEITHER THE HOLDER, NOR ANY AGENT OR ATTORNEY OF THE HOLDER, SHALL BE LIABLE TO THE OBLIGORS FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS NOTE OR THE SECURITIES PURCHASE AGREEMENT.

                    This Note shall bind the successors and assigns of the Obligors and is executed on the date first above written.

                                   MAGNAVISION CORPORATION,

                                        as the Company



                                   By:_____________________________________

                                      Nicholas Mastrorilli, Sr.,
                                      President



                                   MAGNAVISION CORPORATION,
                                        as Holdings



                                   By:_____________________________________

                                      Nicholas Mastrorilli, Sr.,
                                      President



                                   MAGNAVISION WIRELESS CABLE, INC.



                                   By:_____________________________________

                                      Nicholas Mastrorilli, Sr.,
                                      President










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

                               Loans and Payments


                                                   Unpaid
                                _________Payments
                      Amount    _________          Principal  Notati
              Date                                            on by
                      of Loan   Principal          Balance
                                Interest
                                                   of Note
            -----------------------------------------------------------
            |__/__/__|$_______|$________|$_______|$________|          |
            |        |        |         |        |         |          |
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            -----------------------------------------------------------
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            -----------------------------------------------------------

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            -----------------------------------------------------------

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            -----------------------------------------------------------































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